UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2012

Commission File Number	Exact name of registrant as specified in its charter, Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
333-124154	Stanadyne Holdings, Inc. 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	20-1398860

333-45823	Stanadyne Corporation 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	22-2940378

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5—Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 1, 2012, James W. Borzi, age 49, was appointed Chief Operating Officer (“COO”) of Stanadyne Corporation (the “Company”). Mr. Borzi will be responsible for the manufacturing and supply chain operations for the Company’s global operations in the U.S., China, India and Italy. Since 2010, Mr. Borzi served as Vice President, Worldwide Operations for Lennox International Inc., a global leader in the heating, ventilation, air conditioning, and refrigeration markets. Previously, he served as Senior Vice President, Global Operations for AEES Platinum Equity Company from 2009 to 2010 as well as Senior Vice President Operations, Americas for Alcoa Electrical Electronic Solutions from 2006 to 2009. Prior to joining Alcoa, Mr. Borzi was employed by Delphi Corporation (“Delphi”) and General Motors Corporation (“GM”) where he held positions of increasing responsibility over a span of 21 years. Mr. Borzi has a M.S. in Manufacturing Management from Kettering University and a B.S in Mechanical Engineering from Pennsylvania State University.

Mr. Borzi is an at-will employee and does not have an employment agreement with Stanadyne Corporation. The written and unwritten arrangements under which Mr. Borzi is compensated include:

•	a base salary, reviewed each year by the Compensation Committee (the “Committee”) of the Board of Directors and the Chief Executive Officer;

•	a monthly allowance for transportation costs;

•	an annual allowance for financial planning, health and wellness activities;

•	eligibility for annual cash bonuses under the Company’s Employee Incentive Plan based on the achievement of pre-determined financial performance measures established annually by the Committee;

•	eligibility for Company paid term life insurance in an amount up to twice his annual salary;

•	eligibility for Company paid long term disability insurance coverage;

•	a broad-based benefits package offered to all employees, including participation in health and welfare programs for medical, pharmacy, dental, life insurance and accidental death and disability.

In connection with Mr. Borzi’s appointment as COO, the Company will seek approval from the Compensation Committee of Stanadyne Holdings, Inc. for a grant of stock options. The Company anticipates that any stock options granted to Mr. Borzi will be under the terms of the Stanadyne Holdings, Inc. 2004 Equity Incentive Plan.

Mr. Borzi does not have any relationships requiring disclosure under Item 401(d) of Regulation S-K. Mr. Borzi does not have any interests requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Holdings, Inc.
(Registrant)

Date: April 5, 2012	/s/ Stephen S. Langin
Stephen S. Langin
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Corporation
(Registrant)

Date: April 5, 2012	/s/ Stephen S. Langin
Stephen S. Langin
Vice President and Chief Financial Officer